UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 27, 2024

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 27, 2024, the Board of Directors (the “Board”) of Eastman Chemical Company (the “Company”) elected Donald W. Slager as a director to serve until the Company’s 2025 Annual Meeting of Stockholders. He has been appointed to serve as a member of the Audit Committee, the Finance Committee, and the Environmental, Safety and Sustainability Committee of the Board. Mr. Slager will receive compensation consistent with the Company’s non-employee directors, which includes cash compensation and equity awards, as further described in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission on March 21, 2024. Mr. Slager will also enter into an indemnification agreement with the Company.

There are no arrangements or understandings between Mr. Slager and any other persons pursuant to which he was elected as a director. Mr. Slager does not have any family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Slager and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 30, 2024, the Company issued a press release announcing Mr. Slager’s election to the Board as discussed in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 (d)    Exhibits

Exhibit 99.1 is furnished pursuant to Item 9.01(d).

99.1    Press Release announcing election of Donald W. Slager as a director.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Michael J. Hammes
Michael J. Hammes
Vice President, Legal and Corporate Secretary
Date: May 31, 2024